TCW Funds, Inc.

Supplement dated March 11, 2013 to the

Prospectus dated February 28, 2013

The information in this Supplement updates information in, and should be read in conjunction with the prospectus.

The first paragraph under the section entitled “Exchanging Shares” on page 91 of the prospects is hereby modified as follows (new language appears in bold and underline, deleted language has a strikethrough):

You can exchange from Class I or Class N shares of one Fund into Class I or Class N shares of another Fund ~~or exchange from Class N shares of one Fund into Class N shares of another Fund~~ provided that your investment meets the minimum initial investment and any other requirements of the other ~~Fund~~ class, and that the shares of the other class and Fund are eligible for sale in your state of residence. Further information about conversion of shares between classes may be found in the SAI. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Please retain this Supplement with your prospectus for future reference.

TCW Funds, Inc.

Supplement dated March 11, 2013 to the

Statement of Additional Information (“SAI”) dated February 28, 2013

The information in this Supplement updates information in, and should be read in conjunction with the SAI.

The first paragraph under the section entitled “HOW TO EXCHANGE SHARES” on page 89 of the SAI is hereby modified as follows (new language appears in bold and underline):

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder’s state of residence). An exchange of shares between Funds is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Conversion between classes is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Funds’ distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. See “Distributions and Taxes” below.

Please retain this Supplement with your Statement of Additional Information for future reference.